UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                June 30, 2003
                         Date of earliest event reported

                               BIZCOM U.S.A., INC.
             (Exact name of registrant as specified in its charter)



      Florida                            0-49812              65-0681772
(State or other jurisdiction           (Commission            (IRS Employer
 of incorporation)                      File Number)         Identification No.)


      5440 N.W. 33rd Avenue, Suite 106, Fort Lauderdale, Florida 33309-6338
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (954) 714-0028


           __________________________________________________________
          (Former name or former address, if changed since last report)



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Item 1.           Changes in Control of Registrant.
                  ---------------------------------

                  Not Applicable

Item 2.           Acquisition or Disposition of Assets.
                  -------------------------------------

                  On June 30, 2003, the Registrant entered into asset purchase agreements with thirteen equipment owners to acquire an aggregate of thirty-seven (37) 220 MHz Specialized Mobile Radio ("SMR") Federal Communications Commission ("FCC") licenses (including one Regional Economic Area license) and related communications equipment and advances due from two unrelated parties with a value of $1,220,000 for an aggregate purchase price of $6,485,000. The purchase price has been paid by the issuance of an aggregate of 2,274,000 shares of the Registrant's restricted common stock, valued at $2.50 per share, and the assumption of certain obligations totaling $800,000. The aggregate consideration for such assets was determined based upon management's analysis of the fair market value of such assets taken as a whole. The Registrant plans to utilize such assets to operate 220 MHz SMR communications systems, comprised of such licenses and assets, and to market such systems to prospective business customers in the geographical areas to which such FCC licenses relate - generally, certain areas of the mid-Atlantic, mid-western, southwestern and southeastern United States. Prior to their acquisition by the Registrant, the former owners of such assets also utilized such assets for purposes of operating and marketing 220 MHz SMR communications services; however, such systems both individually and collectively, had only a minimal number of subscribers and conducted only minimal operations. Prior to this acquisition, the Registrant had access on a non-exclusive basis to such communications systems, as well as other 220 MHz SMR communications systems, for public safety/emergency disaster relief usage pursuant to a previously disclosed radio service subscriber agreement by and between the Registrant and a management company responsible for managing such systems.

Item 3.           Bankruptcy or Receivership.
                  ---------------------------

                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant.
                  ----------------------------------------------

                  Not Applicable

Item 5.           Other Events and Regulation FD Disclosure.
                  ------------------------------------------

                  Not Applicable

Item 6.           Resignations of Registrant's Directors.
                  --------------------------------------

                  Not Applicable

                                       1

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Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  (a) Not Applicable

                  (b) Not Applicable

                  (c) Exhibits

                           Exhibit 10.9 - Asset Purchase Agreement by and between the Registrant and certain equipment/license owners dated June 30, 2003.

                           Exhibit 10.10 - Asset Purchase Agreement by and between the Registrant and certain equipment/license owners dated June 30, 2003.

Item 8.           Change in Fiscal Year.
                  ----------------------

                  Not Applicable

Item 9.           Regulation FD Disclosure.
                  -------------------------

                  Not Applicable


Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.
                  --------------------------------------------------------------

                  Not Applicable

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
                  --------------------------------------------------------------

                  Not Applicable

Item 12.          Results of Operations and Financial Condition.
                  --------------------------------------------------------------

                  Not Applicable

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BIZCOM U.S.A., INC.


Dated: July 15, 2003                 By:  /s/Hanan Klein
                                          ------------------------------------
                                          Hanan Klein, Chief Executive Officer